 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2013

INTERNATIONAL SAFETY GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-173476	99-0363913
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

708 Third Avenue, 11th Floor
New York, NY 10017
(212) 344-1105

(Address including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

Election of Joseph F. Spiezio, III as a Director

On July 23, 2013 Joseph F. Spiezio, III was elected as a director and Chairman of the Board of the Company.

Mr. Spiezio has over 25 years experience serving as Chairman and CEO of various real estate development companies as well as multiple, Commercial, Industrial and Residential waste refuse companies in the, Westchester, New York and Fairfield County.

In connection with Mr. Spiezio’s election the Company agreed to issue to Mr. Spiezio 200,000 shares of the Company’s Common Stock.

With the election of Mr. Spiezio, the number of directors of the Company is now five

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SAFETY GROUP, INC.

Date: July 24, 2013	By:	/s/ Michael Gianatasio
	Name:	Michael Gianatasio
	Title:	Chief Executive Officer